SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________
FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2018

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01. REGULATION FD DISCLOSURE.

Since the closing of the Time Warner Cable Inc. (“TWC”) and Bright House Networks, LLC (“Bright House”) transactions on May 18, 2016, Charter Communications, Inc. (“Charter”) has reported its customer data and results using legacy company reporting methodologies. During the second quarter of 2018, Charter implemented certain reporting changes on a retrospective basis which allowed for the recasting of historical customer data and results using consistent definitions and reporting methodologies across all three legacy companies.

The changes to previously reported customer data and results occurred primarily within legacy TWC and legacy Bright House and include:

(i)
the reclassification of certain customer types, particularly universities, from residential, where they were previously reported based on the number of billed units in a bulk contract, to small and medium business accounts, where they are reported based on the number of physical sites;

(ii)	the recasting of small and medium business and enterprise PSUs which were previously reported based on billing relationships to now being reported based on the number of physical sites; and

(iii)	the reclassification of fiber video service from small and medium business to enterprise.

Legacy Bright House customer statistics have also been adjusted to reflect customers in the Bright House footprint as if such customers had been on Charter's seasonal program during the applicable period. Legacy TWC Hawaii customer statistics are expected to move to Charter's standard methodology in early 2019 and variances, if any, will be disclosed at that time.

Further, revenue line items and certain associated expenses have been recast to reflect the customer changes noted above and to classify certain expenses more closely with organizational responsibility. There were no changes to total revenue, Adjusted EBITDA, capital expenditures, free cash flow or net income.

Charter is filing this Current Report on Form 8-K in order to inform the public that a revised trending schedule has been posted to its investor relations website at ir.charter.com which reflects the changes noted above for each quarter of 2016 and 2017 and the first quarter of 2018. Beginning with its second quarter 2018 reporting, Charter will report its results using the revised reporting methodology noted above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: July 11, 2018		Senior Vice President - Finance, Controller and
Chief Accounting Officer

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: July 11, 2018		Senior Vice President - Finance, Controller and
Chief Accounting Officer

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: July 11, 2018		Senior Vice President - Finance, Controller and
Chief Accounting Officer